25. Shareholders' equity	12 Months Ended
Dec. 31, 2020
Equity (deficit)
Shareholders' equity
25.	Shareholders’ equity

25.1.	Capital stock

As of December 31, 2020, the Company’s capital stock was R$3,009,436 and represented by 3,137,706,967 shares, comprised by 2,863,682,710 common shares and 274,024,257 preferred shares. The share capital presented is reduced by the costs to issue shares totaling R$155,618 on December 31, 2020 and 2019.

The Company’s shares are held as follows:

	2020			2019
	Common shares	Preferred shares	Total	Common shares	Preferred shares	Total
Fundo Volluto	100.00%	-	22.99%	100.00%	-	23.00%
Mobi FIA	-	37.57%	28.93%	-	37.59%	28.94%
AirFrance - KLM	-	1.55%	1.19%	-	1.55%	1.19%
Others	-	1.91%	1.47%	-	2.23%	1.73%
Market	-	58.97%	45.41%	-	58.63%	45.14%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

The authorized share capital on December 31, 2020 is R$6 billion. Within the authorized limit, the Company can, once approved by the Board of Directors, increase its capital regardless of any amendment to its by-laws, by issuing shares, without necessarily maintaining the proportion between the different types of shares. Under the law terms, in case of capital increase within the authorized limit, the Board of Directors will define the issuance conditions, including pricing and payment terms.

25.2.	Treasury shares

On December 31, 2020, the Company had 1,824,034 treasury shares, totaling R$62,215 (3,006,390 shares totaling R$102,543 on December 31, 2019). On December 31, 2020, the closing market price for treasury shares was R$24.94 (R$36.80 on December 31, 2019).